UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                February 1, 2005

                Date of Report (Date of earliest event reported)


                          Concord Communications, Inc.
               (Exact name of registrant as specified in charter)

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       Massachusetts                    0-23067                  04-2710876
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(State or other jurisdiction     (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)


400 Nickerson Road, Marlboro, Massachusetts                         01752
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  (Address of principal executive offices)                        (Zip Code)


       Registrant's telephone number, including area code: (508) 460-4646
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                                 Not Applicable
          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02. Results of Operations and Financial Condition.

     On February 1, 2005, Concord issued a press release announcing its results of operations for the quarterly period ending December 31, 2004. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     The following information, including the Exhibit Number 99.1 attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

      (c)  Exhibits.

           Exhibit Number                Description
           --------------                -----------
               99.1                      Press release dated February 1, 2005

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                              CONCORD COMMUNICATIONS, INC.

                              By: /s/ Melissa H. Cruz
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Date: February 1, 2005            Melissa H. Cruz
                                  Executive Vice President of Business Services,
                                  Chief Financial Officer and Treasurer